Exhibit 13.2 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 The certification set forth below is being submitted in connection with Selina Hospitality PLC’s annual report on Form 20-F for the year ended December 31, 2022 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code. I, Barbara Zubiria, the Chief Financial Officer of Selina Hospitality PLC, certify that: 1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and 2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Selina Hospitality PLC. Date: April 28, 2023 /s/ /s/ Barbara Zubiria Name: Barbara Zubiria Title: Chief Financial Officer (Principal Financial Officer)